SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K


                              CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of
Earliest Event Reported):                  January 23, 1998


                        CIMETRIX, INCORPORATED
              ------------------------------------------
      (Exact name of registrant as specified in this Charter)



    Nevada                     0-16454            87-0439107
---------------           ----------------    -----------------
(State or other           (Commission File      (Commission File
jurisdiction of               Number          Identification No.)


6979 South High Tech Drive, Midvale, Utah             84047
-----------------------------------------           ----------
(Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number,
Including Area Code:                           (801) 256-6500
                                               ----------------

         100 North Tampa Street, Tampa, Florida 33602
        ------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 5.  Other Events.

Appointment of New Directors to the Board
-----------------------------------------

      On January 26, 1998, Cimetrix, Incorporated (the "Company") accepted the resignations of Dave L. Redmond and Paul A. Johnson, as members of its Board of Directors. Mr. Redmond and Mr. Johnson resigned from the Board of Directors at the request of the Company and were replaced by Mr. Randall A. Mackey and Dr. Lowell K. Anderson, both of whom were appointed to serve until the Company's next annual meeting of the shareholders, currently scheduled for April 18, 1998.

      The Company determined that it would be more efficient and more cost effective to have its Board of Directors consist of individuals residing in the Salt Lake City area. Mr. Redmond resides in Tampa, Florida and Mr. Johnson in Dallas, Texas. Both Mr. Mackey and Dr. Anderson reside in the Salt Lake City area. The Company's present policy of seeking to compose its Board of Directors with individuals from the Salt Lake City area is also consistent with the Company's decision to close its offices in Tampa, Florida; Los Angeles, California and San Francisco, California, and consolidate all employees, other than salesmen, in its Salt Lake City, Utah offices.

      Mr. Mackey has been a shareholder of the Salt Lake City law firm of Mackey, Price & Williams and its predecessor firms since 1989. From 1979 to 1989, he practiced law with the Salt Lake City law firm of Fabian & Clendenin, where he was a shareholder and director of the firm from 1982 to 1989. From 1977 to 1979 Mr. Mackey was associated with the Washington, D.C. law firm of Hogan & Hartson. Mr. Mackey received a Bachelor of Science degree in Economics from the University of Utah in 1968, a Master in Business Administration degree from Harvard University in 1970, a Juris Doctor degree from Columbia University in 1975 and a Bachelor of Civil Law degree from Oxford University in 1977. Mr. Mackey has served as Secretary and a director since November 1995 of Paradigm Medical Industries, Inc., which produces ophthalmic surgical systems.

      Dr. Anderson has practiced oral and maxillofacial surgery in Salt Lake City, Utah since 1975. From 1973 to 1975, Dr. Anderson served as a Major in the United States Air Force. From 1970 to 1973, he did his residency at Mayo Clinic and Mayo Graduate School of Medicine. Dr. Anderson graduated from the University of Louisville Dental School in 1966. He is currently a member of the Brigham Young University Alumni Board and a member of the Board of Directors for the Academy of L.D.S. Dentists. Dr. Anderson also served as President of the Western Society of Oral and Maxillofacial Surgeons, representing over 600 surgeons.

                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CIMETRIX, INCORPORATED
                                   (Registrant)




Date:  January 28, 1998       By:  Paul A. Bilzerian, President